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                                                                    EXHIBIT 10.1


                            Cell Therapeutics, Inc.

                 5.75% Convertible Subordinated Notes due 2008


                         Registration Rights Agreement
                         -----------------------------

                                                                   June 13, 2001

CIBC World Markets Corp.
Banc of America Securities LLC
U.S. Bancorp Piper Jaffray Inc.
c/o CIBC World Markets Corp.
One World Financial Center
New York, New York  10281

Ladies and Gentlemen:

     Cell Therapeutics, Inc., a Washington corporation (the "Company"), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its 5.75% Convertible Subordinated Notes due 2008 (the "Securities"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

     1.   Definitions.

          (a) Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

     "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

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     "Commission" means the United States Securities and Exchange Commission, or
any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

     "Common Stock" means the Company's common stock, no par value per share.

     "DTC" means The Depository Trust Company.

     "Effectiveness Period" has the meaning assigned thereto in Section 2(b)(i) hereof.

     "Effective Time" means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

     "Electing Holder" has the meaning assigned thereto in Section 3(a)(iii) hereof.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     The term "holder" means, when used with respect to any Security, the Holder (as defined in the Indenture) and, with respect to any Common Stock, the record holder of such Common Stock.

     "Indenture" means the Indenture, dated as of June 13, 2001, between the Company and State Street Bank and Trust Company of California, N.A., as amended and supplemented from time to time in accordance with its terms.

     "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 7 hereof.

     "NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

     "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire, substantially in the form of Exhibit A attached hereto, relating to the Securities.

     The term "person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus

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and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

     "Purchase Agreement" means the Purchase Agreement, dated as of June 7, 2001, between the Company and the Purchasers.

     "Purchasers" means the Purchasers named in Schedule A to the Purchase Agreement.

     "Registrable Securities" means all or any portion of the Securities issued from time to time under the Indenture and the shares of Common Stock issuable upon conversion of such Securities; provided, however, that a security ceases to
                                    --------  -------
be a Registrable Security when it is no longer a Restricted Security.

     "Restricted Security" means any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock that
(i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto) or (iii) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 2.6 of the Indenture.

     "Rules and Regulations" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

     "Securities Act" means the United States Securities Act of 1933, as amended.

     "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

     "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of
Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

     The term "underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

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          (b)  Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, Common Stock shall be treated as representing the principal amount of Securities which was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

     2.   Shelf Registration.

          (a) The Company shall, on or prior to 90 calendar days after the Closing Date (as defined in the Purchase Agreement), file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities and, thereafter, shall use all reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act on or prior to 180 calendar days after the Closing Date; provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus for resales of Registrable Securities unless such holder is an Electing Holder.

          (b)  The Company shall use all reasonable efforts:

               (i) to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus to be usable by holders for resales of Registrable Securities until the earlier of (A) the sale under the shelf Registration Statement of all the Registrable Securities registered thereunder and (B) the expiration of the holding period applicable to such Registrable Securities held by persons that are not affiliates of the Company under Rule 144(k) of the Securities Act or any successor previously subject to specific permitted exceptions (such period being referred to herein as the "Effectiveness Period");

               (ii) after the Effective Time, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the Prospectus for resales of Registrable Securities, including without limitation any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a) (ii) hereof; and

               (iii) if at any time the Securities are convertible into securities other than Common Stock pursuant to Article Ten of the Indenture, the Company shall, or shall cause any successor under the Indenture to, cause such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities.

     3. Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:

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          (a)  (i)   Not less than 30 calendar days prior to the Effective Time, the Company shall mail the Notice and Questionnaire to the holders of Registrable Securities. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the Prospectus for resales of Registrable Securities at any time unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company.

               (ii) After the Effective Time, the Company shall, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder. The Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the Prospectus for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company.

               (iii) The term "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) or 3(a)(ii) hereof.

          (b) The Company shall furnish to each Electing Holder, counsel to the Electing Holders, and the Managing Underwriters, if any, no fewer than five Business Days prior to the initial filing of the Shelf Registration Statement, a copy of such Shelf Registration Statement, and shall furnish to such holders, counsel to such holders, and the Managing Underwriters, if any, no fewer than two Business Days prior to the filing of any amendment or supplement to the Prospectus, a copy of such amendment or supplement and shall use all reasonable efforts to reflect in each such document when so filed with the Commission such comments as such holders and their respective counsel reasonably may propose; provided, however, that the Company shall make the final decision as to the form and content of each such document. If any such Shelf Registration Statement refers to any Electing Holder by name or otherwise as the holder of any securities of the Company, then such Electing Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Electing Holder, to the effect that the holding by such Electing Holder of such securities is not to be construed as a recommendation by such Electing Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Electing Holder will assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to such Electing Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Electing Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

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          (c)  From the date hereof until the end of the Effective Period, the
Company shall (subject to paragraph (j) below) promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus and any amendment or supplement thereto (and each report or other document incorporated by reference therein in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) each of the Prospectus and any amendment or supplement to the Prospectus does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The Company shall promptly advise each Electing Holder, and shall confirm such advice in writing if so requested by any such holder (which notice pursuant to clauses (ii) through (iv) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made):

               (i) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

               (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

               (iv) if changes in the Shelf Registration Statement or the Prospectus are required in order that the Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

          (e) The Company shall use all reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

          (f) The Company shall furnish to each requesting Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such holder so requests in writing,

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all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

          (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(d)(iv) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

          (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall (i) register or qualify or cooperate with the Electing Holders and a single counsel for the Electing Holders in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

          (i) The Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates shall not bear any restrictive legends and, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

          (j) Upon the occurrence of any fact or event contemplated by paragraph 3(d)(iv) above, the Company shall (subject to the next sentence) promptly prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Electing Holders in accordance with clauses (ii) through

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(iv) of paragraph 3(d) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then each Electing Holder shall suspend the use of the Prospectus and keep the notification provided pursuant to paragraph 3(d) above confidential until (i) such Electing Holder has received copies of the supplemented or amended Prospectus contemplated by the preceding sentence or (ii) such Electing Holder is advised in writing by the Company that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Notwithstanding the foregoing, but subject to Section 7 hereof, the Company shall not be required to amend or supplement the Shelf Registration Statement, any related Prospectus or any document incorporated by reference for a period not to exceed 60 consecutive days if the Company is in possession of material non-public information the disclosure of which would have a material adverse effect on the business, operations, prospects, condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

          (k) Not later than the Effective Time, the Company shall provide a CUSIP number for the Registrable Securities that are debt securities.

          (l) The Company shall use all reasonable efforts to comply with all applicable Rules and Regulations, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the Rules and Regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

          (m) Not later than the Effective Time, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

          (n)  In the event of an underwritten offering conducted pursuant to
Section 7 hereof, the Company shall (subject to paragraph 3(j) above), if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall (subject to paragraph 3(j)

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above) make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

          (o) The Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 7 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to Section 5 hereof; provided, however, the Company shall not be required to facilitate an underwritten offering pursuant to the Shelf Registration Statement by any holders unless the offering relates to at least $15,000,000 principal amount of Securities or the equivalent number of shares of Common Stock in which such Securities are convertible.

          (p)  The Company shall:

               (i) (A) make reasonably available for inspection by requesting Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney selected in accordance with Section 4(b) hereof, one accountant and any other agent retained by such holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (B) cause the Company's officers, directors and employees to supply all information reasonably requested by such holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential shall be kept confidential by such holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the requesting Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties;

               (ii) in connection with any underwritten offering conducted pursuant to Section 7 hereof, make such representations and warranties to the Electing Holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings of equity and convertible debt securities;

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               (iii) in connection with any underwritten offering conducted pursuant to Section 7 hereof, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each requesting Electing Holder, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and convertible debt securities and such other matters as may be reasonably requested by such Electing Holders and underwriters (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time or the date of the most recent post-effective amendment thereto, as the case may be, the absence from the Shelf Registration Statement and the Prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading);

               (iv) in connection with any underwritten offering conducted pursuant to Section 7 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each requesting Electing Holder (if such Electing Holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

               (v) in connection with any underwritten offering conducted pursuant to Section 7 hereof, deliver such documents and certificates as may be reasonably requested by any Electing Holders and the Managing Underwriters, if any, including without limitation certificates to evidence compliance with Section 3(j) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by the Company.

          (q) The Company will use all reasonable efforts to cause the Common Stock issuable upon conversion of the Securities to be listed for quotation on the Nasdaq National Market System or other stock exchange or trading system, if any, on which the Common Stock primarily trades on or prior to the Effective Time.

          (r) The Company shall use all reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

     4.   Registration Expenses.

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not any Shelf Registration

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Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Shelf Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including without limitation fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws (including without limitation and in addition to that provided for in (b) below, reasonable fees and disbursements of counsel for the underwriters or counsel for the holders of Registrable Securities in connection with Blue Sky qualifications of the Registrable Securities )), (ii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities in a form eligible for deposit with DTC and of printing Prospectuses if the printing of Prospectuses is requested by the Managing Underwriters, if any), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and one counsel for the holders of Registrable Securities (plus up to one local counsel deemed appropriate by the holders of Registrable Securities of a majority in amount of the Registrable Securities (determined on a fully-converted basis)), in accordance with the provisions of Section 4(b) hereof, (v) fees and disbursements of all independent certified public accountants referred to in
Section 3(p)(iv) hereof (including without limitation the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company desires such insurance, and (vii) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities on the Nasdaq National Market System. Notwithstanding the foregoing or anything in this Agreement to the contrary, each holder of the Registrable Securities being registered shall pay all commissions, placement agent fees and underwriting discounts and commissions with respect to any Registrable Securities sold by it and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than counsel and local counsel referred to in clause (iv) above.

          (b) In connection with any registration hereunder, the Company shall reimburse the holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel (in addition to any appropriate local counsel) chosen by the holders of a majority in amount of the Registrable Securities (determined on a fully converted basis) for whose benefit the applicable Shelf Registration Statement is being prepared.

     5.   Indemnification and Contribution.

          (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person")

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against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Person expressly for use therein; provided, further, however, that the foregoing indemnity agreement with respect to any preliminary Prospectus shall not inure to the benefit of any Indemnified Person who failed to deliver a final Prospectus (as then amended or supplemented, provided by the Company to the several Indemnified Persons in the requisite quantity and on a timely basis to permit proper delivery on or prior to the relevant transaction date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the final Prospectus.

          (b) Indemnification by the Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any of such holder's Registrable Securities in any Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign such Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder, underwriter, selling agent or other securities professional expressly for use therein and (ii) reimburse the Company and its directors and officers who sign such Shelf Registration Statement for any legal or other expenses reasonably incurred by the Company and such directors and officers in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) of this Section 5 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, which consent will not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) of this Section 5 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

          (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

          (f) The obligations of the Company under this Section 5 shall be in addition to any liability that the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability that such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an indemnified party at law or in equity.

     6. Liquidated Damages. If (i) on or prior to 90 days after the Closing Date, a Shelf Registration Statement has not been filed with the Commission,
(ii) on or prior to 180 days after the Closing Date, such Shelf Registration Statement is not declared effective or, (iii) the Shelf Registration Statement ceases to be effective or the Company otherwise prevents or restricts the Electing Holders from making sales of Registrable Securities under such Shelf Registration Statement during the Effectiveness Period for a period in excess of 60 consecutive days (each, a "Registration Default"), liquidated damages ("Liquidated Damages") will accrue on the Registrable Securities at a rate equal to 0.5% of the principal amount of Registrable Securities per annum from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured or, if earlier, the last day upon which the Shelf Registration Statement is required to be kept effective. The Company shall notify the Trustee as promptly as possible, but in no event more than three Business Days after each and every date on which a Registration Default occurs. Liquidated Damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date in respect of the Registrable Securities following the date on which such Liquidated Damages begin to accrue.

     7. Underwritten Offering. Any holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; provided, however, the Company shall not be required to facilitate an underwritten offering pursuant to the Shelf Registration Statement by any holders unless the offering relates to at least $20,000,000 principal amount of Securities or the equivalent number of shares of Common Stock in which such Securities are convertible. In any such underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company. No holder may participate in any underwritten offering contemplated hereby unless
(a) such holder agrees to sell such holder's Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (c) if such holder is not then an Electing Holder, such holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof within a reasonable amount of time before such underwritten offering. The holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 4 hereof, expenses of their own counsel. The Company shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of Section 3(n) hereof, upon receipt of a request from the Managing Underwriter or a representative of holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 60 days if the Company is in possession of material non-public information the disclosure of which would have a material adverse effect on the business, operations, prospects, condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

     8.   Rules 144 and 144A.

          The Company agrees, for so long as any Registrable Securities remain outstanding and during any period in which the Company (a) is not subject to
Section 13 of 15(d) of the Exchange Act, to make available, upon request of any holder of Registrable Securities, to such holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities designated by such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A of the Securities Act, and (b) is subject to Section 13 of 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Registrable Securities pursuant to Rule 144 of the Securities Act.

     9.   Miscellaneous.

          (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under this Agreement may result in material irreparable injury to the Purchasers or the holders of Registrable Securities for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchasers or any holder of Registrable Securities may obtain such relief as may be required to specifically enforce the Company's obligations hereunder. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) Other Registration Rights. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company shall not permit any securities other than the Registrable Securities to be included in any Shelf Registration Statement. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

          (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 2 hereof and this Section 9(c)(i), the Company has obtained the written consent of holders of all outstanding Registrable Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of holders of a majority of the outstanding principal amount of Registrable Securities (determined on a fully converted basis) (excluding Registrable Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders whose Registrable Securities are being sold pursuant to a Shelf Registration Statement and that does not affect directly or indirectly the rights of other holders of Registrable Securities may be given by the holders of a majority of the outstanding principal amount of Registrable Securities (determined on a fully converted basis) being sold by such holders pursuant to such Shelf Registration Statement.

          (d) Third Party Beneficiary. The holders of Registrable Securities shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of holders of Registrable Securities hereunder.

          (e) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture.

          (f) Parties in Interest. The parties to this Agreement intend that all holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities that are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning, construction or interpretation hereof.

          (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation New York General Obligations Laws Section 5-1401.

          (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          (k) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such holder.

          (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     Please confirm by signing in the space provided below that the foregoing correctly sets forth the agreement between the Company and you.

                                    Very truly yours,

                                    CELL THERAPEUTICS, INC.



                                    By: /s/ Jim Bianco
                                        ---------------------------------------
                                        Name:  James A. Bianco, M.D.
                                        Title: President and Chief Executive
                                               Officer


CIBC WORLD MARKETS CORP.
BANC OF AMERICA SECURITIES LLC
U.S. BANCORP PIPER JAFFRAY INC.


By:  CIBC WORLD MARKETS CORP.


By:  /s/ Andrew MacInnes
     ---------------------------
     Name:  Andrew MacInnes
     Title: Managing Director